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EXHIBIT 10.38


                          CONFIDENTIAL TREATMENT REQUESTED


    CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE PORTIONS OF THIS AGREEMENT
         MARKED [*].  THE OMITTED PORTIONS OF THIS AGREEMENT HAVE BEEN FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                         FIRST AMENDMENT TO LOAN AGREEMENT


          THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into by and between ORYX TECHNOLOGY CORPORATION, a Delaware corporation ("Borrower"), ORYX INSTRUMENTS AND MATERIALS CORPORATION, SURGX CORPORATION and ORYX POWER PRODUCTS CORPORATION (collectively the
"Guarantors") and [*] ("[*]").

          WHEREAS, Borrower and [*] entered into that certain Loan Agreement dated as of May 29, 1997, as amended from time to time (collectively, the "Loan Agreement"); and

          WHEREAS, the Loan Agreement currently governs (i) a revolving line of credit in the maximum amount of $1,500,000.00 (the "Line of Credit") provided by [*] to Borrower, as currently evidenced by that certain Revolving Credit Promissory Note dated May 29, 1997 payable by Borrower to the order of [*] in the stated principal amount of $1,500,000.00 (the "Revolving Note"); and

          WHEREAS, the Loan Agreement, the Revolving Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Revolving Note is hereinafter referred to collectively as the "Loan Documents"; and

          WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     ARTICLE I
                                    DEFINITIONS

Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

                                     ARTICLE II
                                     AMENDMENTS

Section 2.01 Effective as of the date hereof, Subsection 12b of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(b) INVENTORY MAINTENANCE CERTIFICATE. An Inventory Maintenance Certificate, in the form attached hereto as Schedule A, signed by an officer of the Borrower, within 3 days after the end of each month."

Section 2.02 Effective as of the date hereof, Subsection 12c of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(c) INVENTORY LISTING. A list of Borrower's inventory by location and type (to include the following: raw materials, work in process and finished goods) within 3 days after the end of each month, in form and detail satisfactory to [*]."


                                    ARTICLE III
                                        NOTE

Section 3.01 The parties hereto acknowledge and agree that notwithstanding this Amendment, the Revolving Note continues to evidence the indebtedness arising under the Line of Credit.

                                     ARTICLE IV
            REPRESENTATIONS, WARRANTIES, RATIFICATION AND REAFFIRMATION

Section 4.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Loan Documents, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Loan Documents heretofore, or breach of any commitments or promises of any type).

Section 4.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby


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agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

Section 4.03 Guarantors previously executed those 3 certain guaranty agreements (collectively the "Guaranty Agreements") each dated May 29, 1997, executed by the Guarantors for the benefit of [*] to unconditionally guarantee the payment and performance by Borrower of certain indebtedness owing to [*] described therein, including without limitation, the indebtedness evidenced by the Revolving Note. Guarantors, by executing this Amendment, hereby consent to this Amendment and agree that, notwithstanding the execution of this Amendment the obligations of the Guarantors under the Guaranty Agreements remain in full force and effect with respect to the Revolving Note and that this Amendment does not in any manner impair, alter or modify the obligations of the Guarantors under the Guaranty Agreements. Guarantors acknowledge and agree that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty Agreements or the obligations created or evidenced thereby.


                                     ARTICLE V
                                   MISCELLANEOUS

Section 5.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 5.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 5.03 The Agreement and this Amendment have been entered into in [*], [*] and shall be performable for all purposes in [*], [*]. THE AGREEMENT, AS AMENDED HEREBY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [*]. Courts within the State of [*] shall have jurisdiction over any and all disputes arising under or pertaining to the Agreement, as amended hereby, and venue in any such dispute shall be the courts located in [*], [*].

Section 5.04  This Amendment shall not become effective until executed by [*].

          EXECUTED as of February ____, 1998.

                                        BORROWER:

                                        ORYX TECHNOLOGY CORPORATION


                                        By:    ________________________
                                        Name:  Philip Micciche
                                        Title: Chief Executive Officer


                                        GUARANTORS:

                                        ORYX INSTRUMENTS AND MATERIALS
                                        CORPORATION


                                        By:    __________________________
                                        Name:  Philip Micciche
                                        Title: Chief Executive Officer


                                        SURGX CORPORATION


                                        By:    __________________________
                                        Name:  Philip Micciche
                                        Title: Chief Executive Officer


                                        ORYX POWER PRODUCTS CORPORATION


                                        By:    __________________________
                                        Name:  Philip Micciche
                                        Title: Chief Executive Officer


                                        [*]:


                                        By:    __________________________
                                        Name:  [*]
                                        Title: [*]


















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